SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
______________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2011

CRAFT BREWERS ALLIANCE, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

929 North Russell Street
Portland, OR 97227-1733
 (Address of Principal Executive Offices, Zip Code)

(503) 331-7270
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On May 25, 2011, the Company held its 2011 Annual Meeting of Shareholders.  The following proposals were submitted to a vote:  the election of seven directors to serve until the 2012 Annual Meeting of Shareholders and until their successors are elected and qualified, and ratification of the appointment of Moss Adams LLP, as the Company’s independent registered public accounting firm for the year ended December 31, 2011. These proposals were adopted by the votes specified below:

			Votes	Votes	Broker
			For	Withheld	Non-Votes
1.		Election of Directors
		Timothy P. Boyle	14,768,353	368,192	2,667,431
		Marc J. Cramer	14,803,107	368,192	2,667,431
		Andrew R. Goeler	14,779,391	368,192	2,667,431
		Kevin R. Kelly	14,803,652	368,192	2,667,431
		David R. Lord	14,779,084	368,192	2,667,431
		John D. Rogers, Jr.	14,803,100	368,192	2,667,431
		Kurt R. Widmer	14,802,548	368,192	2,667,431

		Votes For	Votes Against	Abstained	Broker Non-Votes

2.	Ratification of the Appointment of Independent Registered Public Accounting Firm	17,570,997	106,445	74,731	-

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREWERS ALLIANCE, INC.

Dated: May 31, 2011	By:	/s/ Joseph K. O’Brien
Joseph K. O’Brien
Controller and Chief Accounting Officer

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